Exhibit 10.2
AMENDMENT TO
EMPLOYMENT AGREEMENT
This Amendment to Employment Agreement, dated November 24, 2020 (the “Effective Date”), by and between GSE Systems, Inc., a Delaware corporation with offices at 6940 Columbia Gateway Drive, Suite 470, Columbia, MD  21046 (the “Company”), and Ravi Khanna, residing at 3129 38th Street, NW, Washington, DC  20016 (“Executive”) (the “Amendment”), amends certain provisions of the Employment Agreement dated as of January 1, 2019, between the Company and the Executive (the “Employment Agreement”).  Capitalized terms used without definition herein shall have the meanings set forth for such terms within the Employment Agreement.
1. The first sentence of Section 2 of the Employment Agreement shall be deleted in its entirety and replaced by the following sentence:
Executive shall be employed in the capacity of Senior Vice President, Project Services of the Company, shall report to either (a) the Chief Executive Officer of the Company, or (b) such other senior executive officer of the Company as the Chief Executive Officer shall designate (the “Other Senior Executive”), and shall have the duties, responsibilities and authorities normally undertaken by the Senior Vice President, Project Services of a company as well as such other duties, responsibilities, and authorities as are assigned to him by the Chief Executive Officer, the Other Senior Executive, or the Board of Directors of the Company (the “Board”), so long as such additional duties, responsibilities and authorities are consistent with Executive’s position as Senior Vice President, Project Services of the Company.

2. Except as amended by this Amendment, the Employment Agreement shall remain in full force and effect.  The Employment Agreement, as amended by this Amendment, sets forth the entire understanding of the parties with respect to the subject matter hereof, supersedes all existing agreements between them concerning such subject matter, and may be modified only by a written instrument duly executed by each party.
3. THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT HE HAS FULLY READ, UNDERSTANDS AND VOLUNTARILY ENTERS INTO THIS AMENDMENT.  THE EXECUTIVE ACKNOWLEDGES AND AGREES THAT HE HAS HAD AN OPPORTUNITY TO ASK QUESTIONS AND CONSULT WITH AN ATTORNEY OF HIS CHOICE BEFORE SIGNING THIS AMENDMENT.
IN WITNESS WHEREOF, the parties have duly executed this Amendment as of the date first above written.

GSE SYSTEMS, INC.

By: /s/ Kyle J. Loudermilk
 Kyle J. Loudermilk, CEO

/s/ Ravi Khanna
Ravi Khanna, Executive